Exhibit (99.1)

     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

      I, Dennis H. Reilley, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Praxair, Inc., and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Audit Committee of the Praxair, Inc. Board of Directors.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o the Praxair, Inc., 2001 Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Praxair, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o     any amendments to any of the foregoing.


/s/ Dennis H. Reilley                       Subscribed and sworn to
----------------------------                before me this 9th day
Dennis H. Reilley                           of August, 2002.
Chairman, President & Chief
Executive Officer                           /s/ Mark S. Lyon
Date: 8-9-02                                -----------------------------------
                                            Mark S. Lyon
                                            Notary Public
                                            My Commission Expires Sep. 30, 2005